Lennar Homebuilding Receivables	12 Months Ended
Nov. 30, 2014
Receivables [Abstract]
Lennar Homebuilding Receivables
Lennar Homebuilding Receivables

	November 30,
(In thousands)	2014	2013
Accounts receivable	$44,368	32,677
Mortgage and notes receivable	41,326	14,550
Income tax receivables	10,620	7,432
	96,314	54,659
Allowance for doubtful accounts	(2,870)	(2,724)
	$93,444	51,935

At November 30, 2014 and 2013, Lennar Homebuilding accounts receivable related primarily to other receivables and rebates. The Company performs ongoing credit evaluations of its customers and generally does not require collateral for accounts receivable. Mortgages and notes receivable arising from the sale of land are generally collateralized by the property sold to the buyer. Allowances are maintained for potential credit losses based on historical experience, present economic conditions and other factors considered relevant by the Company.